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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE OPPORTUNITY FUNDS
                        CREDIT SUISSE INTERNATIONAL FUND

The following information supersedes certain information in the fund's Statement of Additional Information.

Your fund's Board of Trustees has approved amendments to the Sub-Investment Advisory Agreements (each, a "Sub-Advisory Agreement") by and among your fund, Credit Suisse Asset Management, LLC ("CSAM"), the fund's investment adviser, and each of CSAM's Japanese affiliate ("CSAM Japan") and its United Kingdom affiliate ("CSAM U.K."), each of which is named Credit Suisse Asset Management Limited (CSAM Japan and CSAM U.K. are herein each referred to as, a "Sub-Adviser"). Under each Sub-Advisory Agreement, CSAM (and not your fund) pays each Sub-Adviser an annual fee of $250,000 (each such fee, a "Total Fee") for services rendered with respect to your fund and all other Credit Suisse Funds for which the relevant Sub-Adviser has been appointed to act as sub-adviser. Each Sub-Advisory Agreement is being amended to include a methodology for allocating a portion of each Sub-Adviser's Total Fee to your fund.

The portion of each Sub-Adviser's Total Fee allocable with respect to your fund (for any calendar quarter or portion thereof) is equal to the product of (a) the Sub-Adviser's Total Fee and (b) a fraction, (i) the numerator of which is the average monthly net assets of the fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly net assets of the fund and certain other registered investment companies for which the relevant Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof.

The Total Fee for the period from July 22, 2002 (the date the amendments went into effect) to December 31, 2002 for each Sub-Adviser is $111,643.84. The portion of this amount that is allocable to your fund for CSAM Japan and CSAM U.K. (based on net assets as of August 30, 2002) would be $1,504.70 and $1,491.94, respectively.

IMPORTANTLY, YOU SHOULD NOTE THAT THE AMENDMENTS WILL NOT AFFECT THE FEES OR EXPENSES APPLICABLE TO YOUR FUND BECAUSE ALL SUB-ADVISORY FEES ARE BORNE BY CSAM.

Dated: September 20, 2002